Exhibit 99.1
Innventure Reports Third Quarter 2025 Results

Accelsius recently secured strategic investment from Johnson Controls and introduced its NeuCool® MR250 system; pipeline of opportunities now exceeds $1 billion

AeroFlexx delivered 5th consecutive quarter of revenue generation with growing customer pipeline in U.S. and Europe

Refinity on track to demonstrate pilot scale and finalize initial site selection for first plant by year-end

ORLANDO, Fla., Nov. 13, 2025 (GLOBE NEWSWIRE) -- Innventure, Inc. (NASDAQ: INV) (“Innventure”), an industrial growth conglomerate, today announced financial results for the quarter ended September 30, 2025.

“Innventure’s momentum continued in the third quarter, driven by meaningful execution across our operating companies. Accelsius, AeroFlexx, and Refinity each advanced key commercial and technical milestones, reinforcing our belief that Innventure is entering a pivotal phase of growth,” said Bill Haskell, Innventure’s Chief Executive Officer. “Accelsius secured a strategic investment from Johnson Controls and showcased its NeuCool platform at NVIDIA GTC, demonstrating industry-leading thermal performance of up to 4,500W per GPU socket. With a sales pipeline now exceeding $1 billion, Accelsius is positioned to capitalize on accelerating demand for advanced liquid cooling solutions. AeroFlexx continued its revenue momentum and expanded its global footprint through strategic partnerships, including the launch of innovative, recyclable packaging with ĕleeo brands. Finally, Refinity is on track to demonstrate pilot scale and finalize initial site selection for its first plant by year-end.”

Mr. Haskell continued, “We remain focused on unlocking value from our differentiated model, both through advancement of our current family of operating companies and in the future through our high-quality pipeline of technology opportunities. The progress we’re making today is just the beginning. We have built a platform designed to deliver long-term shareholder value and we are poised to deliver meaningful revenue growth in the quarters and years ahead.”

Conference Call and Webcast

A conference call to discuss these results has been scheduled for 5:00 p.m. ET on November 13, 2025. The event will be webcasted live via Innventure’s investor relations website https://ir.innventure.com/ or via this link.

Parties interested in joining via teleconference can register using this link. https://register-conf.media-server.com/register/BI77a9a4317ce2406980a9f29778a30417
After registering, you will be provided dial in details and a unique dial-in PIN. Registration is open through the live call, but to ensure you are connected for the full call, we suggest registering in advance.

Innventure will also post a slide presentation to accompany the prepared remarks to its investor relations website https://ir.innventure.com/ shortly before the of the start of the event.

About Innventure

Innventure, Inc. (NASDAQ: INV), an industrial growth conglomerate, focuses on building companies with billion-dollar valuations by commercializing breakthrough technology solutions. By systematically creating and operating industrial enterprises from the ground up, Innventure participates in early-stage economics and provides industrial operating expertise designed for global scale. Innventure’s approach seeks to uniquely bridge the ”Valley of Death" between corporate innovation and commercialization through its distinctive combination of value-driven multinational partnerships, operational experience, and scaling expertise.

Exhibit 99.1
Non-GAAP Financial Measures
We use certain financial measures that are not calculated in accordance with generally accepted accounting principles in the U.S. (GAAP) to supplement our consolidated financial statements. These non-GAAP financial measures provide additional information to investors to facilitate comparisons of past and present operating results, identify trends in our underlying operating performance, and offer greater transparency on how we evaluate our business activities. These measures are integral to our processes for budgeting, managing operations, making strategic decisions, and evaluating our performance.

Our primary non-GAAP financial measures are EBITDA and Adjusted EBITDA. We define EBITDA as net income before interest, income taxes, and depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain non-cash items, non-recurring expenses, and other items that are not indicative of our core operating activities. These may include stock-based compensation, acquisition costs, and other financial items. We believe Adjusted EBITDA is valuable for investors and analysts as it provides additional insight into our operational performance, excluding the impacts of certain financing, investing, and other non-operational activities. This measure helps in comparing our current operating results with prior periods and with those of other companies in our industry. It is also used internally for allocating resources efficiently, assessing the economic outcomes of acquisitions and strategic decisions, and evaluating the performance of our management team.

There are limitations to Adjusted EBITDA, including its exclusion of cash expenditures, future requirements for capital expenditures and contractual commitments, and changes in or cash requirements for working capital needs. Adjusted EBITDA also omits significant interest expenses and related cash requirements for interest and payments. While depreciation and amortization are non-cash charges, the associated assets will often need to be replaced in the future, and Adjusted EBITDA does not reflect the cash required for such replacements. Additionally, Adjusted EBITDA does not account for income or other taxes or necessary cash tax payments.

Investors should use caution when comparing our non-GAAP measure to similar metrics used by other companies, as definitions can vary. Adjusted EBITDA should not be considered in isolation or as a substitute for GAAP financial measures.

In presenting Adjusted EBITDA, we aim to provide investors with an additional tool for assessing the operational performance of our business. It serves as a useful complement to our GAAP results, offering a more comprehensive understanding of our financial health and operational efficiencies.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release are "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or Innventure’s (the “Company’s”) future financial or operating performance, expectations regarding new contractual arrangements, anticipated product line expansions and product testing and market acceptance, and these statements may refer to projections and forecasts. Forward-looking statements are often identified by future or conditional words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “will,” “potential,” “predict,” “should,” “would” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current assumptions and expectations of future events that are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this press release. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s public filings made with the Securities and Exchange Commission and the following: (a) the Company’s and its subsidiaries’ ability to execute on strategies and achieve future financial performance, including their respective future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s and its subsidiaries’ ability to invest in growth initiatives; (b) the implementation, market acceptance and success of the Company’s and its subsidiaries’ business models and growth

Exhibit 99.1
strategies; (c) the Company’s and its subsidiaries’ future capital requirements and sources and uses of cash; (d) the Company’s ability to maintain control over its subsidiaries, (e) the Company’s access to funds under the Standby Equity Purchase Agreement with YA II PN, Ltd. due to certain conditions, restrictions and limitations set forth therein and in other agreements with YA II PN, Ltd.; (f) certain restrictions and limitations set forth in the Company’s debt instruments, which may impair the Company’s financial and operating flexibility; (g) the Company and its subsidiaries ability to generate liquidity and maintain sufficient capital to operate as anticipated; (h) the Company’s and its subsidiaries’ ability to obtain funding for their operations and future growth and to continue as going concerns; (i) the risk that the technology solutions that the Company and its subsidiaries license or acquire from third parties or develop internally may not function as anticipated or provide the benefits anticipated; (j) developments and projections relating to the Company’s and its subsidiaries’ competitors and industry; (k) the ability of the Company and its subsidiaries to scale the operations of their respective businesses; (l) the ability of the Company and its subsidiaries to establish substantial commercial sales of their products; (m) the ability of the Company and its subsidiaries to compete against companies with greater capital and other resources or superior technology or products; (n) the Company and its subsidiaries’ ability to meet, and to continue to meet, applicable regulatory requirements for the use of their respective products and the numerous regulatory requirements generally applicable to their businesses; (o) the outcome of any legal proceedings against the Company or its subsidiaries; (p) the Company’s ability to find future opportunities to license or acquire breakthrough technology solutions from multinational corporations or other third parties (“Technology Solutions Provider”) and to satisfy the requirements imposed by or to avoid disagreements with its current and future Technology Solutions Providers; (q) the risk that the launch of new companies distracts the Company’s management from its other subsidiaries and their operations; (r) the risk that the Company may be deemed an investment company under the Investment Company Act, which would impose burdensome compliance requirements and restrictions on its activities; (s) the ability of the Company and its subsidiaries to sufficiently protect their intellectual property rights and to avoid or resolve in a timely and cost-effective manner any disputes that may arise relating to its use of the intellectual property of third parties; (t) the risk of a cyber-attack or a failure of the Company’s or its subsidiaries’ information technology and data security infrastructure; (u) geopolitical risk and changes in applicable laws or regulations; (v) potential adverse effects of other economic, business, and/or competitive factors; (w) operational risks related to the Company and its subsidiaries that have limited or no operating history; and (x) limited liquidity and trading of the Company’s securities.

Except to the extent required by applicable law or regulation, the Company undertakes no obligation to update statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

Media Contact: Laurie Steinberg, Solebury Strategic Communications
press@innventure.com

Investor Relations Contact: Sloan Bohlen, Solebury Strategic Communications
investorrelations@innventure.com

Innventure, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited) (in thousands, except share and per share amounts)

	September 30, 2025 (Unaudited)	December 31, 2024
Assets
Cash and cash equivalents	$9,061	$11,119
Restricted cash	5,000	—
Accounts receivable, net	1,569	283
Due from related parties	7,511	4,536
Inventories, net	6,404	5,178
Prepaid expenses and other current assets	2,705	3,170
Total Current Assets	32,250	24,286
Investments	31,207	28,734
Property, plant and equipment, net	2,176	1,414
Intangible assets, net	165,941	182,153
Goodwill	323,463	667,936
Other assets	1,478	766
Total Assets	$556,515	$905,289
Liabilities and Stockholders' Equity
Accounts payable	$856	$3,248
Accrued employee benefits	12,189	9,273
Accrued expenses	3,225	2,478
Contract liabilities	776	—
Related party notes payable - current	—	14,000
Notes payable - current	34,398	625
Embedded derivative liability	1,677	—
Patent installment payable - current	700	1,225
Obligation to issue equity	2,239	4,158
Warrant liability	22,742	34,023
Income taxes payable	930,000	—
Related party convertible promissory notes - current	2,085	—
Other current liabilities	660	317
Total Current Liabilities	82,477	69,347
Notes payable, net of current portion	10,101	13,654
Term convertible notes, net of current portion	15,024	—
Related party convertible promissory notes, net of current portion	4,389	—
Earnout liability	5,460	14,752
Stock-based compensation liability	237	1,160
Patent installment payable, net of current portion	12,375	12,375
Deferred income taxes	19,213	27,353
Other liabilities	660	355
Total Liabilities	149,936	138,996
Commitments and Contingencies (Note 16)
Stockholders' Equity
Preferred stock, $0.0001 par value, 25,000,000 shares authorized;
Series B Preferred Stock, $0.0001 par value, 3,000,000 shares designated, 33,144 and 1,102,000 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	—
Series C Preferred Stock, $0.0001 par value, 5,000,000 shares designated, 150,000 and — shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	—	—
Common Stock, $0.0001 par value, 250,000,000 shares authorized, 56,220,158 and 44,597,154 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	6	4
Additional paid-in capital	525,615	502,865
Accumulated other comprehensive (loss) gain	(1,008)	909
Accumulated deficit	(333,844)	(78,262)
Total Innventure, Inc., Stockholders’ Equity	190,769	425,516
Non-controlling interest	215,810	340,777
Total Stockholders' Equity	406,579	766,293
Total Liabilities and Stockholders' Equity	$556,515	$905,289
See accompanying notes to condensed consolidated financial statements.

Innventure, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited) (in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30, 2025 (Successor)	September 30, 2024 (Predecessor)	September 30, 2025 (Successor)	September 30, 2024 (Predecessor)
Revenue	$534	$317	$1,234	$764

Operating Expenses
Cost of sales	4,147	777	7,192	777
General and administrative	16,927	9,052	55,172	25,323
Sales and marketing	2,514	1,629	6,818	4,178
Research and development	6,151	2,533	18,472	5,978
Goodwill impairment	—	—	346,557	—
Total Operating Expenses	29,739	13,991	434,211	36,256

Loss from Operations	(29,205)	(13,674)	(432,977)	(35,492)

Non-operating (Expense) and Income
Interest expense, net	(3,401)	(852)	(7,586)	(1,300)
Net gain on investments	—	7,148	—	11,547
Net loss on investments – due to related parties	—	(308)	—	(468)
Change in fair value of financial liabilities	(4,109)	—	19,496	(478)
Equity method investment (loss) income	(1,602)	109	(10,282)	893
Realized gain on conversion of available for sale investment	—	—	1,507	—
Loss on extinguishment of debt	—	—	(3,462)	—
Loss on extinguishment of related party debt	—	—	(3,538)	—
Loss on conversion of promissory notes	—	—	—	(1,119)
Miscellaneous other expense	(21)	(64)	(64)	(64)
Total Non-operating (Expense) Income	(9,133)	6,033	(3,929)	9,011

Loss before income taxes	(38,338)	(7,641)	(436,906)	(26,481)

Income tax benefit	(3,603)	—	(7,222)	—
Net Loss	(34,735)	(7,641)	(429,684)	(26,481)
Less: net loss attributable to
Non-controlling interest	(6,403)	(5,430)	(174,128)	(11,762)
Net Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders	(28,332)	(2,211)	(255,556)	(14,719)

Basic and diluted loss per share	$(0.51)	$(0.94)	$(4.96)	$(2.67)
Basic and diluted weighted average common shares	55,846,721	10,875,000	51,583,853	10,875,000

Other comprehensive income (loss), net of taxes:
Unrealized gain (loss) on available for sale debt securities - related party	281	(2,373)	(410)	(2,373)
Reclassification of realized gain on conversion of available for sale investments	—	—	(1,507)	—
Total other comprehensive income (loss), net of taxes	281	(2,373)	(1,917)	(2,373)

Total comprehensive loss, net of taxes	(34,454)	(10,014)	(431,601)	(28,854)
Less: comprehensive loss attributable to
Non-controlling interest	(6,403)	(5,430)	(174,128)	(11,762)
Net Comprehensive Loss Attributable to Innventure, Inc. Stockholders / Innventure LLC Unitholders	$(28,051)	$(4,584)	$(257,473)	$(17,092)

See accompanying notes to condensed consolidated financial statements.

Innventure, Inc. and Subsidiaries
Condensed Consolidated Statements of Changes in Unitholders' Deficit (Predecessor)
(Unaudited) (in thousands, except share and per share amounts)

	Class B Preferred	Class B-1 Preferred	Class A	Class C	Accumulated Deficit	Accumulated OCI	Non-Controlling Interest	Total (Deficit) Equity
December 31, 2023	$38,122	$3,323	$1,950	$844	$(64,284)	$—	$1,559	$(18,486)
Net loss	—	—	—	—	(5,219)	—	(2,307)	(7,526)
Units issued to non-controlling interest	—	—	—	—	—	—	3,503	3,503
Issuance of preferred units, net of issuance costs	7,566	—	—	—	—	—	—	7,566
Unit-based compensation	—	—	—	51	—	—	345	396
Issuance of units to non-controlling interest in exchange of convertible promissory notes	—	—	—	—	—	—	8,443	8,443
Accretion of redeemable units to redemption value	—	—	—	—	(4,415)	—	—	(4,415)
March 31, 2024	$45,688	$3,323	$1,950	$895	$(73,918)	$—	$11,543	$(10,519)
Net loss	—	—	—	—	(7,288)	—	(4,026)	(11,314)
Units issued to non-controlling interest	—	—	—	—	—	—	7,348	7,348
Issuance of preferred units, net of issuance costs	2,852	—	—	—	—	—	—	2,852
Unit-based compensation	—	—	—	45	—	—	248	293
Accretion of redeemable units to redemption value	—	—	—	—	(362)	—	—	(362)
June 30, 2024	$48,540	$3,323	$1,950	$940	$(81,568)	$—	$15,113	$(11,702)
Net loss	—	—	—	—	(2,211)	—	(5,430)	(7,641)
Other comprehensive loss, net of taxes	—	—	—	—	—	(2,373)	—	(2,373)
Units issued to non-controlling interest	—	—	—	—	—	—	3,071	3,071
Issuance of preferred units, net of issuance costs	3,143	—	—	—	—	—	—	3,143
Unit-based compensation	—	—	—	41	—	—	326	367
Accretion of redeemable units to redemption value	—	—	—	—	(7,173)	—	—	(7,173)
September 30, 2024	$51,683	$3,323	$1,950	$981	$(90,952)	$(2,373)	$13,080	$(22,308)

See accompanying notes to condensed consolidated financial statements.

Innventure, Inc. and Subsidiaries
Condensed Consolidated Statements of Changes in Mezzanine and Stockholders' Equity (Deficit) (Successor)
(Unaudited) (in thousands, except share and per share amounts)

	Stockholders’ Equity											Mezzanine Equity
	Series B Preferred Stock		Series C Preferred Stock		Common Stock							Preferred Stock
	Shares	Amount	Shares	Amount	Shares	Amount	Additional Paid-In Capital	Accumulated Deficit	Accumulated OCI	Non-Controlling Interest	Total Stockholders' Equity	Shares	Amount
December 31, 2024	1,102,000	$—	—	$—	44,597,154	$4	$502,865	$(78,262)	$909	$340,777	$766,293	—	$—
Net loss	—	—	—	—	—	—	—	(142,997)	—	(110,677)	(253,674)	—	—
Series B Preferred Stock buyback	(5,000)	—	—	—	—	—	(50)	—	—	—	(50)	—	—
Series B Preferred Stock issued for paid-in-kind dividends	21,808	—	—	—	—	—	218	—	—	—	218	—	—
Issuance of common shares, net of issuance costs	—	—	—	—	161,964	—	1,927	—	—	—	1,927	—	—
Vesting of earnout shares	—	—	—	—	2,344,682	1	873	—	—	—	874	—	—
Other comprehensive gain, net of taxes	—	—	—	—	—	—	—	—	(2,387)	—	(2,387)	—	—
Conversion of related party notes	—	—	—	—	—	—	—	—	—	—	—	2,310,848	23,109
Issuance of Series C Preferred Stock, net	—	—	—	—	—	—	—	—	—	—	—	575,000	5,663
Non-controlling interest issued and related transfers	—	—	—	—	—	—	(26,303)	—	—	33,249	6,946	—	—
Distributions to Stockholders	—	—	—	—	—	—	—	(26)	—	—	(26)	—	—
Stock-based compensation	—	—	—	—	—	—	4,943	—	—	898	5,841	—	—
Accrued preferred dividends	—	—	—	—	—	—	(217)	—	—	—	(217)	—	(44)
March 31, 2025	1,118,808	$—	—	$—	47,103,800	$5	$484,256	$(221,285)	$(1,478)	$264,247	$525,745	2,885,848	$28,728
Net loss	—	—	—	—	—	—	—	(84,227)	—	(57,048)	(141,275)	—	—
Issuance of common shares, net of issuance costs	—	—	—	—	481,325	—	2,625	—	—	—	2,625	—	—
Other comprehensive gain, net of taxes	—	—	—	—	—	—	—	—	189	—	189	—	—
Non-controlling interest issued and related transfers	—	—	—	—	—	—	1,036	—	—	(602)	434	—	—
Stock-based compensation	—	—	—	—	—	—	8,494	—	—	912	9,406	—	—
Accrued preferred dividends	—	—	—	—	—	—	198	—	—	—	198	—	12
Conversion to Common Stock	(1,085,664)	—	—	—	7,636,369	1	27,269	—	—	—	27,270	(2,735,848)	(27,272)
Transfer of Series C Preferred Stock from Mezzanine equity to Stockholders' equity	—	—	150,000	—	—	—	1,468,000	—	—	—	1,468,000	(150,000)	(1,468,000)
June 30, 2025	33,144	$—	150,000	$—	55,221,494	$6	$525,346	$(305,512)	$(1,289)	$207,509	$426,060	$—	$—
Net loss	—	—	—	—	—	—	—	(28,332)	—	(6,403)	(34,735)	—	—
Issuance of common shares, net of issuance costs	—	—	—	—	998,664	—	3,095	—	—	—	3,095	—	—
Other comprehensive gain, net of taxes	—	—	—	—	—	—	—	—	281	—	281	—	—
Non-controlling interest issued and related transfers	—	—	—	—	—	—	(7,776)	—	—	11,957	4,181	—	—
Stock-based compensation	—	—	—	—	—	—	4,978	—	—	2,747	7,725	—	—
Accrued preferred dividends	—	—	—	—	—	—	(28)	—	—	—	(28)	—	—
September 30, 2025	33,144	$—	150,000	$—	56,220,158	$6	$525,615	$(333,844)	$(1,008)	$215,810	$406,579	$—	$—
See accompanying notes to condensed consolidated financial statements.

Innventure, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited) (in thousands, except share and per share amounts)

	Successor	Predecessor
	Nine months ended September 30, 2025	Nine months ended September 30, 2024
Cash Flows Used in Operating Activities
Net loss	$(429,684)	$(26,481)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Stock-based compensation	22,972	1,056
Interest income on debt securities - related party	(299)	(110)
Change in fair value of financial liabilities	(19,496)	478
Change in fair value of payables due to related parties	—	468
Non-cash interest expense on notes payable	5,142	351
Net gain on investments	—	(11,547)
Accrued unpaid interest on note payable	220	931
Equity method investment loss (gain)	10,282	(893)
Realized gain on conversion of available for sale investments	(1,507)	—
Loss on extinguishment of debt	3,462	—
Loss on extinguishment of related party debt	3,538	—
Loss on conversion of promissory notes	—	1,119
Deferred income taxes	(8,141)	—
Depreciation and amortization	16,821	146
Goodwill impairment	346,557	—
Payment of patent installment	(525)	—
Other costs	233	186
Changes in operating assets and liabilities:
Accounts receivable	(1,286)	—
Prepaid expenses and other current assets	(6,461)	(1,605)
Inventory	(1,226)	(2,824)
Accounts payable	(2,448)	4,863
Accrued employee benefits	2,491	3,838
Accrued expenses	376	674
Stock-based compensation liability	(923)	—
Income taxes payable	930	—
Liability for future stock issuance	2,158	10,870
Other current liabilities	(230)	(147)
Other assets	(60)	(20)
Contract liabilities	776	—
Net Cash Used in Operating Activities	(56,328)	(18,647)
Cash Flows Used in Investing Activities
Investment in available-for-sale debt securities - equity method investee	(2,708)	—
Investment in debt securities - related party	—	(7,400)
Acquisition of property, plant and equipment	(1,371)	(736)
Proceeds received related to PCT stock sale	—	2,314
Net Cash Used in Investing Activities	(4,079)	(5,822)
Cash Flows Provided by Financing Activities
Proceeds from issuance of equity, net of issuance costs	3,675	13,122
Proceeds from the issuance of equity to non-controlling interest, net of issuance costs	6,327	13,859
Proceeds from the issuance of related party convertible promissory notes	6,350	—
Proceeds from the issuance of term convertible notes	14,950	—
Proceeds from issuance of debt securities, net of issuance costs	36,000	—
Payment of debts	(3,877)	(790)
Proceeds of related party notes payable	—	12,000
Distributions to stockholders and other	(76)	—
Net Cash Flows Provided by Financing Activities	63,349	38,191
Net Increase in Cash, Cash Equivalents and Restricted Cash	2,942	13,722
Cash, Cash Equivalents and Restricted Cash Beginning of period	11,119	2,575
Cash, Cash Equivalents and Restricted Cash End of period	$14,061	$16,297

Innventure, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited) (in thousands, except share and per share amounts)

	Successor	Predecessor
	Nine months ended September 30, 2025	Nine months ended September 30, 2024
Supplemental Cash Flow Information
Cash paid for interest	$2,551	$1,070
Supplemental Disclosure of Noncash Financing Information
Accretion of redeemable units to redemption value	—	11,950
Issuance of units to non-controlling interest in exchange of convertible promissory notes	—	7,324
Conversion of working capital loans to equity method investee into investments in debt securities - related party	4,375	2,600
Unrealized gain on investments in debt Securities - related party through OCI	410	2,373
Recognition of right of use asset and corresponding lease liability	879	—
Extinguishment of debt with Series C Preferred Stock	14,000	—
Contribution of Series C Preferred Stock to equity method investee	5,783	—
Conversion of AFX available-for-sale term loan into equity method investments	8,757	—
Issuance of common stock as repayment of convertible debt	5,961	—
Issuance of stock in exchange for services	4,187	—
Conversion of preferred stock into common stock	36,910	—
Transfer of Series C Preferred Stock from Mezzanine to Stockholders' equity	1,468	—
Embedded derivative in association with Convertible Debentures	1,774	—
Equity reallocation between non-controlling interest and additional paid-in capital	36,313	—
Embedded derivative liability derecognition	3,297	—

See accompanying notes to condensed consolidated financial statements.

Innventure, Inc. and Subsidiaries
Non-GAAP Financial Measures
(in thousands, except share and per share amounts)

	Three months ended		Nine months ended
	September 30, 2025 (Successor)	September 30, 2024 (Predecessor)	September 30, 2025 (Successor)	September 30, 2024 (Predecessor)
Net loss	$(34,735)	$(7,641)	$(429,684)	$(26,481)
Interest expense, net(1)	3,401	852	7,586	1,300
Depreciation and amortization expense	5,639	77	16,821	146
Income tax benefit	(3,603)	—	(7,222)	—
EBITDA	(29,298)	(6,712)	(412,499)	(25,035)
Transaction and other related costs(2)	—	3,373	—	9,414
Change in fair value of financial liabilities(3)	4,109	—	(19,496)	478
Stock-based compensation(4)	7,725	367	22,972	1,056
Goodwill impairment(5)	—	—	346,557	—
Loss on extinguishment of debt(6)	—	—	3,462	—
Loss on extinguishment of related party debt(7)	—	—	3,538	—
Loss on conversion of promissory notes	—	—	—	1,119
Adjusted EBITDA	$(17,464)	$(2,972)	$(55,466)	$(12,968)
(1) Interest Expense, net, includes interest incurred on our various borrowing facilities and the amortization of debt issuance costs.
(2) Transaction and other related costs – For the three and nine months ended September 30, 2024 (Predecessor), this is comprised of consulting, legal, and other professional fees related to the Business Combination.
(3) Change in fair value of financial liabilities – For the three and nine months ended September 30, 2025 (Successor), the change in fair value of financial liabilities primarily consists of the change in fair value of the warrant liability, the earnout liability and the embedded derivatives in various instruments. For the three and nine months ended September 30, 2024 (Predecessor), this is comprised entirely of the change in fair value of the embedded derivative associated with the convertible notes.
(4) Stock based compensation – For the three and nine months ended September 30, 2025 (Successor), stock based compensation primarily consisted of awards in the 2024 Equity and Incentive Plan entered into on October 2, 2024 subsequent to the Business Combination. These awards consisted of Stock Options, Restricted Stock Units, and Stock Appreciation Rights. Further, a portion of this expense was related to share-based payment employee incentive plans in existence at subsidiaries. Additional Stock Options were granted in February 2025 and additional Restricted Stock Units were granted in June 2025 and August 2025 which are included in the stock-based compensation caption for their respective periods. For the three and nine months ended September 30, 2024 (Predecessor), stock-based compensation was comprised wholly of share-based payment employee incentive plans in existence at Innventure LLC and other subsidiaries.
(5) Goodwill impairment - For the nine months ended September 30, 2025 (Successor), the Company recognized goodwill impairment due to sustained decreases in the Company’s publicly quoted share price and market capitalization, which were, at least in part, sensitive to the general downward volatility experienced in the stock market from late February 2025 through April 2025. The publicly quoted share price stabilized some in May 2025 and June 2025. For the three months ended September 30, 2025 (Successor), there was not a triggering event that occurred, resulting in no additional goodwill impairment charge.There was no similar goodwill impairment charge for the three and nine months ended September 30, 2024 (Predecessor).
(6) Loss on extinguishment of debt - For the three and nine months ended September 30, 2025 (Successor), the Company modified the WTI Facility, and such modification was accounted for as a debt extinguishment while no debt was repaid. There was no loss on extinguishment of debt for the three and nine months ended September 30, 2024 (Predecessor).
(7) Loss on extinguishment of related party debt - For the three and nine months ended September 30, 2025 (Successor), the Company extinguished certain related party debts by issuing Series C Preferred Stock. There was no loss on extinguishment of related party debt for the three and nine months ended September 30, 2024 (Predecessor).